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                                                                   EXHIBIT 10.19


                      AMENDMENT NO. 3 TO CREDIT AGREEMENT

     AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of March 27, 2000 (this "Amendment No. 3"), to the Credit Agreement dated as of August 24, 1999, as amended by Amendment No. 1 dated as of September 24, 1999 and Amendment No. 2 dated as of November 10, 1999 (the "Credit Agreement"), among Comerica Bank and the other financial institutions from time to time parties thereto (individually, a "Bank", and collectively, "Banks"), Comerica Bank, as Agent for the Banks (in such capacity, "Agent"), and Saturn Electronics & Engineering, Inc., Saturn Manufacturing Co., and Saturn Electronics & Engineering (Tustin), Inc., successor in interest to SSI Acquisition Corp. by reason of merger ("Borrowers").


                              W I T N E S S E T H:

     WHEREAS, the Banks, the Agent and the Borrowers are parties to the Credit Agreement; and

     WHEREAS, the Borrowers, the Agent and the Banks wish to amend the definition of Consolidated EBITDA in the Credit Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:


                    ARTICLE I -- DEFINITIONS AND AMENDMENTS

     1.1 Defined Terms. Capitalized terms used herein which are defined in the Credit Agreement are used herein with such defined meanings.

     1.2 Amendment to Definition of Consolidated EBITDA. The definition of Consolidated EBITDA is hereby amended to read in its entirety as follows:

          "Consolidated EBITDA" shall mean, for any period, the sum of Consolidated Net Income for such period, plus, to the extent deducted in determining Consolidated Net Income, Consolidated Interest Expense, Consolidated Income Taxes and Consolidated depreciation and amortization for such period, Consolidated non-cash expenses incurred by Borrowers under GAAP in connection with the applicability of the valuation date provisions of the Company's stock option plan, and Consolidated non-cash expenses (not to exceed $17,000,000 in the aggregate) incurred by the Borrowers under GAAP as a result of the issuance by the Company to Motorola, Inc. of warrants to purchase the Company's common stock."

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                 ARTICLE II -- REPRESENTATIONS AND WARRANTIES;
                               CONDITIONS PRECEDENT



             2.1 Representations; No Default. On and as of the effective date hereof and after giving effect to this Amendment No. 3 and to the transactions contemplated hereby, each Borrower hereby (i) confirms, reaffirms and restates the representations and warranties set forth in Section 7 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case each Borrower hereby confirms, reaffirms and restates such representations and warranties on and as of such earlier date, provided that the references to the Credit Agreement therein shall be deemed to be references to the Credit Agreement as amended by this Amendment No. 3, and (ii) represents and warrants that no Default or Event of Default has occurred and is continuing.


             2.2 Effective Date. This Amendment No. 3 shall become effective when the Agent shall have received counterpart originals of this Amendment No. 3, in each case duly executed and delivered by Borrowers, the Majority Banks and the Guarantors, in form satisfactory to Agent and the Banks.


                          ARTICLE III -- MISCELLANEOUS


             3.1 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.


             3.2 Expenses. The Company shall reimburse the Agent for all its reasonable costs and expenses including, without limitation, legal expenses incurred in connection with the preparation, execution and delivery of this Amendment No. 3.


             3.3 Governing Law. This Amendment No. 3 shall be governed by, and construed and interpreted in accordance with, the law of the State of Michigan.


             3.4 Counterparts. This Amendment No. 3 may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


             3.5 Guarantors. By its execution hereof, each Guarantor consents to the foregoing amendments and reaffirms and ratifies all of its obligations to the Agent and the Banks under the Guaranty.















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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed and delivered by their proper and duly authorized officers or other representatives as of the date first above written.


                                        BORROWERS:

                                        SATURN ELECTRONICS &
                                        ENGINEERING, INC.


                                        By: /s/ Donald J. Cowie
                                           ------------------------------

                                        Its: CFO
                                            -----------------------------

                                        SATURN MANUFACTURING CO.


                                        By: /s/ Donald J. Cowie
                                           ------------------------------

                                        Its: CFO
                                            -----------------------------

                                        SATURN ELECTRONICS & ENGINEERING
                                        (TUSTIN), INC.


                                        By: /s/ Donald J. Cowie
                                           ------------------------------

                                        Its: CFO
                                            -----------------------------

                                        AGENT AND BANKS:

                                        COMERICA BANK, as Agent and as a Bank


                                        By:  /s/ Jason L. Stoecker
                                           ------------------------------

                                        Its:  Assistant Vice President
                                            -----------------------------












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                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:  /s/
                                           ------------------------------

                                        Its:    Vice President
                                            -----------------------------


                                        DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES

                                        By:
                                           ------------------------------

                                        Its:
                                            -----------------------------

                                        SUMMIT BANK

                                        By:
                                           ------------------------------

                                        Its:
                                            -----------------------------

                                        U.S. BANK N.A.

                                        By:
                                           ------------------------------

                                        Its:
                                            -----------------------------

                                        GUARANTORS:

                                        SATURN ELECTRONICS & ENGINEERING
                                        (NEW JERSEY), INC.

                                        By:
                                           ------------------------------

                                        Its:
                                            -----------------------------













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                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:
                                           -----------------------------------

                                        Its:
                                            ----------------------------------

                                        DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES


                                        By:  /s/  BEVERLY G. CASON
                                           -----------------------------------
                                                  BEVERLY G. CASON
                                        Its:       VICE PRESIDENT
                                            ----------------------------------


                                        By:  /s/  IRENE BUTARICH
                                           -----------------------------------
                                                  IRENE BUTARICH
                                        Its:      VICE PRESIDENT
                                            ----------------------------------


                                        SUMMIT BANK


                                        By:
                                           -----------------------------------

                                        Its:
                                            ----------------------------------

                                        U.S. BANK N.A.


                                        By:
                                           -----------------------------------

                                        Its:
                                            ----------------------------------

                                        GUARANTORS:

                                        SATURN ELECTRONICS & ENGINEERING
                                        (NEW JERSEY), INC.


                                        By:
                                           -----------------------------------

                                        Its:
                                            ----------------------------------











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                                             UNION BANK OF CALIFORNIA, N.A.


                                             By:
                                                --------------------------------

                                             Its:
                                                 -------------------------------

                                             DRESDNER BANK AG, NEW YORK AND
                                             GRAND CAYMAN BRANCHES


                                             By:
                                                --------------------------------

                                             Its:
                                                 -------------------------------

                                             SUMMIT BANK


                                             By: /s/
                                                --------------------------------

                                             Its: Vice President
                                                 -------------------------------

                                             U.S. BANK N.A.

                                             By:
                                                --------------------------------

                                             Its:
                                                 -------------------------------

                                             GUARANTORS:

                                             SMARTFLEX NEW JERSEY, INC.

                                             By: /s/ Donald J. Cowie
                                                --------------------------------

                                             Its: CFO
                                                 -------------------------------


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                                        LOGICAL SYSTEMS, INC.


                                        By: /s/ Donald J. Cowie
                                           ------------------------------

                                        Its: CFO
                                            -----------------------------

                                        SMARTFLEX FREMONT, INC.


                                        By: /s/ Donald J. Cowie
                                           ------------------------------

                                        Its: CFO
                                            -----------------------------

                                        SMARTFLEX NEW ENGLAND, INC.


                                        By: /s/ Donald J. Cowie
                                           ------------------------------

                                        Its: CFO
                                            -----------------------------












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